Exhibit 99.1
Contact:	Kenneth R. Meyers, Executive Vice President - Finance - U.S. Cellular (773) 399-8900 kmeyers@uscellular.com

Mark A. Steinkrauss, Vice President, Corporate Relations -TDS (312) 592-5384 mark.steinkrauss@teldta.com

FOR RELEASE: IMMEDIATE

U.S.CELLULAR REPORTS SECOND QUARTER RESULTS

July 16, 2002, Chicago, Illinois - United States Cellular Corporation [AMEX:USM] reported service revenues of $501.2 million for the second quarter of 2002, up 9% from $461.2 million in the comparable period a year ago. Operating cash flow (operating income plus depreciation and amortization expense) increased 6% to $176.5 million from $166.6 million in the second quarter of 2001. Basic earnings per share determined under Generally Accepted Accounting Principles (GAAP) was a loss of $1.04 compared to income of $.66 in the second quarter a year ago. Basic earnings per share from operations, excluding after-tax losses from the writedown in value of marketable equity securities of $145.6 million in 2002, was $.66 compared to $.66 in the second quarter a year ago.

Second Quarter Operations

  Customer units increased to 3,547,000, an 8% increase over last year.
  Net customer unit activations from distribution channels totaled 43,000, compared to 73,000 activations generated during the same quarter of 2001.

John E. Rooney, President and Chief Executive Officer, commented: “Our second quarter performance was very close to plan, despite a tough economy and a very competitive wireless marketplace. As in the first quarter, we saw an encouraging upward trend in both net customer additions and revenues as we moved through the quarter. Monthly retail revenue per customer continued to increase year over year, leading to an increase in overall monthly revenue per customer. Our strategy of focusing on customer satisfaction and profitable growth continued to pay off. Postpay churn for the quarter remained low at 1.7%, which is very favorable to industry averages.

“At the end of the first quarter, we rolled out a new inventory management system. Among its benefits are better control over handset quality and roaming preferences and the ability to pass along quantity discounts to customers and third-party agents. These changes resulted in an increase in equipment sales revenue and cost of equipment sold during the quarter. We anticipate that these increases will continue going forward.”

As previously disclosed, U.S. Cellular recognized an “other than temporary” investment loss of $244.7 million ($145.6 million net of tax) on its marketable equity securities. The recognition of this loss had no impact on cash flows. U.S. Cellular adjusts the value of its marketable equity securities on a regular basis to ensure that its balance sheet always reflects the current market value of those securities. Management continues to review the valuation of these investments periodically.

U.S. Cellular adopted Statement of Financial Accounting Standards (“SFAS”) No. 142 effective January 1, 2002, and ceased the amortization of license costs and goodwill on that date. For the three months ended June 30, 2001, amortization of license costs and goodwill included in U.S. Cellular’s amortization of intangibles caption totaled $8.8 million. The aggregate effect of ceasing amortization increased net income and earnings per basic share for such period by $6.2 million and $.07, respectively.

The amounts reported for “operating cash flow” do not represent cash flows from operations as defined by GAAP and amounts reported for “basic earnings per share from operations” do not represent earnings per share determined in accordance with GAAP. U.S. Cellular believes that these are useful measures of its performance but they should not be construed as alternatives to performance measures determined under GAAP.

Based in Chicago, U.S. Cellular manages and invests in wireless systems throughout the United States. As of June 30, 2002, U.S. Cellular included operational systems serving 148 cellular and PCS markets in its consolidated operations.

All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the Company’s plans, beliefs, estimates and expectations. These statements are based on current estimates and projections, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: changes in circumstances or events that may affect the ability of the Company to acquire or, if it acquires, to integrate the operations of the Chicago MTA; changes in the overall economy; changes in competition in the markets in which the Company operates; advances in telecommunications technology; changes in the telecommunications regulatory environment; changes in the value of investments; changes in the capital markets that could restrict the availability of financing; pending and future litigation; acquisitions/divestitures of properties and/or licenses; changes in customer growth rates, penetration rates, churn rates, roaming rates and the mix of products and services offered in the Company’s markets. Investors are encouraged to consider these and other risks and uncertainties that are discussed in documents filed by the Company with the Securities and Exchange Commission.

As previously announced, TDS and U.S. Cellular will hold a joint teleconference on July 16, 2002 at 10:00 am Chicago time. Interested parties may listen to the call live over the Internet by accessing the conference call section of www.teldta.com or connect by telephone at 888/245-6674 chair name: Mark Steinkrauss. The conference call will also be archived on the conference call section of the TDS website at www.teldta.com.

USM's Internet Home Page: www.uscellular.com

2

                       UNITED STATES CELLULAR CORPORATION
                             SUMMARY OPERATING DATA

Quarter Ended                                      6/30/02     3/31/02    12/31/01     9/30/01     6/30/01

Total cellular population equivalents
  (owned and acquirable, 000s)                      27,420      27,420      27,420      27,420      27,408
Total PCS population equivalents
  (owned and acquirable, 000s)
  Owned by USM (1)                                  16,142       4,955       4,955       4,955       4,955
  Owned through joint ventures with
     designated entities (1)                         1,862       1,628       1,628       1,227       1,090

Consolidated Markets:
  Total population (000s) (2)                       27,548      27,548      25,670      25,670      25,670
  Customer units                                 3,547,000   3,504,000   3,461,000   3,379,000   3,294,000
  Net customer unit activations                     43,000      31,000      82,000      85,000      73,000
  Market penetration - cellular and PCS markets (2)  12.88%      12.72%      13.48%      13.16%      12.83%
  Market penetration - cellular markets only (2)     13.34%      13.18%      13.48%      13.16%      12.83%
  Markets in operation - cellular and PCS markets      148         148         142         142         142
  Markets in operation - cellular markets only         143         143         142         142         142
  Cell sites in service                              3,145       3,049       2,925       2,804       2,688
  Average monthly revenue per unit              $    47.48  $    44.14  $    45.14  $    47.92  $    47.26
     Retail service revenue per unit            $    37.93  $    35.79  $    35.51  $    36 06  $    36.65
     Inbound roaming revenue per unit           $     5.90  $     5.20  $     6.18  $     7.78  $     6.90
     Long-distance/other revenue per unit       $     3.65  $     3.15  $     3.45  $     4.08  $     3.71
  Minutes of use (MOU) (3)                             280         237         237         230         215
  Postpay churn rate per month (4)                     1.7%        1.9%        1.8%        1.8%        1.6%
  Marketing cost per gross
     customer unit addition                     $      391  $      365  $      357  $      285  $      346
  Capital Expenditures ($000s)                  $  156,699  $  100,075  $  125,613  $  125,589  $  131,722

(1) Represents  pops in PCS markets which are incremental to, and do not overlap with, other PCS markets owned by USM.
(2) Market  penetration is calculated using 2001 Claritas  population  estimates for 6/30/02 and 3/31/02 and 2000  Claritas  population  estimates  for all other periods.
(3) Average monthly local minutes of use (without roaming).
(4) Excluding  13,000 lines  disconnected  due to the  bankruptcy of a customer, postpay churn rate for 3/31/02 would be 1.8%.
3
                       UNITED STATES CELLULAR CORPORATION
                              FINANCIAL HIGHLIGHTS
                           Three Months Ended June 30
           (Unaudited, dollars in thousands, except per share amounts)

                                                                                 Increase (Decrease)
                                                                                 -------------------
                                                            2002        2001       Amount    Percent
                                                         ----------  ----------  ----------  -------
Operating Revenues
  Service Revenues                                       $  501,153  $  461,162  $   39,991     8.7%
  Equipment Sales                                            26,557      14,127      12,430    88.0%
                                                         ----------  ----------  ----------
                                                            527,710     475,289      52,421    11.0%
                                                         ----------  ----------  ----------
Operating Expenses (excluding depreciation and amortization)
  System Operations                                         118,138     105,852      12,286    11.6%
  Marketing and Selling                                      83,099      67,999      15,100    22.2%
  Cost of Equipment Sold                                     36,588      28,204       8,384    29.7%
  General and Administrative                                113,427     106,600       6,827     6.4%
                                                         ----------  ----------  ----------
                                                            351,252     308,655      42,597    13.8%
                                                         ----------  ----------  ----------
Operating Cash Flow (Operating Income Plus Depreciation and
  Amortization)                                             176,458     166,634       9,824     5.9%
                                                         ----------  ----------  ----------
  Depreciation                                               68,957      57,673      11,284    19.6%
  Amortization of Intangibles (1)                             7,452      15,335      (7,883)  (51.4%)
                                                         ----------  ----------  ----------
                                                             76,409      73,008       3,401     4.7%
                                                         ----------  ----------  ----------
Operating Income                                            100,049      93,626       6,423     6.9%
                                                         ----------  ----------  ----------
  Investment Income, Net of License Cost Amortization (1)     7,287       9,650      (2,363)  (24.5%)
  (Loss) on Cellular and Other Investments                 (244,699)         --    (244,699)     N/M
  Interest (Expense)                                         (8,657)     (8,702)        (45)   (0.5%)
  Other Income (2)                                            2,644       2,903        (259)   (8.9%)
                                                         ----------  ----------  ----------
Income (Loss) Before Income Taxes and Minority Interest    (143,376)     97,477    (240,853)     N/M
Income Tax Expense (Benefit)                                (55,495)     37,238     (92,733)     N/M
                                                         ----------  ----------  ----------
Income (Loss) Before Minority Interest                      (87,881)     60,239    (148,120)     N/M
Minority Share of Income                                     (1,221)     (2,870)      1,649    57.5%
                                                         ----------  ----------  ----------
Net Income (Loss)                                        $  (89,102) $   57,369  $ (146,471)     N/M
                                                         ==========  ==========  ==========
Weighted Average Common and
  Series A Common Shares (000s) (Basic)                      86,083      86,311        (228)

Earnings Per Common
  and Series A Common Share ("EPS") (Basic)              $    (1.04) $     0.66  $    (1.70)     N/M
                                                         ==========  ==========  ==========
Basic EPS Before Loss on Investments                     $     0.66  $     0.66  $       --     0.0%
Basic EPS from Loss on Investments                       $    (1.70) $       --  $    (1.70)     N/M

Earnings Per Common and
  Series A Common Share ("EPS") (Diluted)                $    (1.04) $     0.65  $    (1.69)     N/M
                                                         ==========  ==========  ==========
Diluted EPS Before Loss on Investments                   $     0.65  $     0.65  $       --     0.0%
Diluted EPS from Loss on Investments                     $    (1.69) $       --  $    (1.69)     N/M

(1)  In accordance with SFAS No. 142, effective January 1, 2002, USM no longer amortizes previously recorded goodwill and other intangible assets with indefinite lives. These assets will be subject to periodic impairment tests. In the second quarter of 2001, Amortization of Intangibles and goodwill amortization related to investment interests totaled $8.8 million and $178,000, respectively.

(2)  In accordance with SFAS No. 145, effective January 1, 2002, USM classifies gains and losses on the extinguishment of debt as Other Income. In prior periods, these gains and losses were classified as extraordinary items.
     Amounts in Other Income for 2001 reflect the reclassification of $1.5 million of after-tax losses on the extinguishment of debt to conform to current period presentation.

N/M - Percent change not meaningful.
4
                       UNITED STATES CELLULAR CORPORATION
                              FINANCIAL HIGHLIGHTS
                            Six Months Ended June 30
           (Unaudited, dollars in thousands, except per share amounts)

                                                                                 Increase (Decrease)
                                                                                 -------------------
                                                            2002        2001       Amount    Percent
                                                         ----------  ----------  ----------  -------
Operating Revenues
  Service Revenues                                       $  962,266  $  885,121  $   77,145     8.7%
  Equipment Sales                                            43,864      29,937      13,927    46.5%
                                                         ----------  ----------  ----------
                                                          1,006,130     915,058      91,072    10.0%
                                                         ----------  ----------  ----------
Operating Expenses (excluding depreciation and amortization)
  System Operations                                         226,059     201,436      24,623    12.2%
  Marketing and Selling                                     163,155     139,304      23,851    17.1%
  Cost of Equipment Sold                                     66,955      62,016       4,939     8.0%
  General and Administrative                                221,905     215,846       6,059     2.8%
                                                         ----------  ----------  ----------
                                                            678,074     618,602      59,472     9.6%
                                                         ----------  ----------  ----------
Operating Cash Flow (Operating Income Plus Depreciation and
  Amortization)                                             328,056     296,456      31,600    10.7%
                                                         ----------  ----------  ----------
  Depreciation                                              134,934     112,917      22,017    19.5%
  Amortization of Intangibles (1)                            14,227      31,430     (17,203)  (54.7%)
                                                         ----------  ----------  ----------
                                                            149,161     144,347       4,814     3.3%
                                                         ----------  ----------  ----------
Operating Income                                            178,895     152,109      26,786    17.6%
                                                         ----------  ----------  ----------
  Investment Income, Net of License Cost Amortization (1)    17,748      16,641       1,107     6.7%
  (Loss) on Cellular and Other Investments                 (244,699)         --    (244,699)     N/M
  Interest (Expense)                                        (17,687)    (17,523)       (164)   (0.9%)
  Other Income (2)                                            4,039       6,105      (2,066)  (33.8%)
                                                         ----------  ----------  ----------
Income (Loss) Before Income Taxes and Minority Interest     (61,704)    157,332    (219,036)     N/M
Income Tax Expense (Benefit)                                (20,148)     64,426     (84,574)     N/M
                                                         ----------  ----------  ----------
Income (Loss) Before Minority Interest                      (41,556)     92,906    (134,462)     N/M
Minority Share of Income                                     (3,654)     (5,149)      1,495    29.0%
                                                         ----------  ----------  ----------
Net Income (Loss)                                        $  (45,210) $   87,757  $ (132,967)     N/M
                                                         ==========  ==========  ==========

Weighted Average Common and
  Series A Common Shares (000s) (Basic)                      86,068      86,150         (82)   (0.1%)

Earnings Per Common and
  Series A Common Share ("EPS") (Basic)                  $    (0.53) $     1.02  $    (1.55)     N/M
                                                         ==========  ==========  ==========
Basic EPS Before Loss on Investments                     $     1.17  $     1.02  $     0.15    14.7%
Basic EPS from Loss on Investments                       $    (1.70) $       --  $    (1.70)     N/M

Earnings Per Common and
  Series A Common Share ("EPS") (Diluted)                $    (0.53) $     1.01  $    (1.54) (152.5%)
                                                         ==========  ==========  ==========
Diluted EPS Before Loss on Investments                   $     1.15  $     1.01  $     0.14    13.9%
Diluted EPS from Loss on Investments                     $    (1.68) $       --  $    (1.68)     N/M

(1)  In accordance with SFAS No. 142, effective January 1, 2002, USM no longer amortizes previously recorded goodwill and other intangible assets with indefinite lives. These assets will be subject to periodic impairment tests. In the first six months of 2001, Amortization of Intangibles and goodwill amortization related to investment interests totaled $18.0 million and $354,000, respectively.

(2)  In accordance with SFAS No. 145, effective January 1, 2002, USM classifies gains and losses on the extinguishment of debt as Other Income. In prior periods, these gains and losses were classified as extraordinary items.
     Amounts in Other Income for 2001 reflect the reclassification of $5.2 million of after-tax losses on the extinguishment of debt to conform to current period presentation.

N/M - Percent change not meaningful.
5

                       UNITED STATES CELLULAR CORPORATION
                      CONSOLIDATED BALANCE SHEET HIGHLIGHTS
                        (Unaudited, dollars in thousands)

                                     ASSETS

                                                        June 30,    December 31,
                                                          2002          2001
                                                      ------------  ------------
Current Assets
  Cash and cash equivalents
     General funds                                    $      9,135  $     28,941
     Affiliated cash equivalents                             9,109            --
                                                      ------------  ------------
                                                            18,244        28,941

  Accounts receivable                                      265,517       247,375
  Inventory                                                 29,217        55,996
  Deposit receivable from Federal Communications
     Commission                                              8,494        56,060
  Prepaid expenses and other current assets                 17,941        15,583
                                                      ------------  ------------
                                                           339,413       403,955
                                                      ------------  ------------
Investments
  Licenses, net                                            877,195       858,791
  Goodwill, net                                            473,975       473,975
  Marketable equity securities                             157,235       272,390
  Investments in unconsolidated entities, net              170,929       159,454
  Notes and interest receivable--long-term                  53,017        49,220
                                                      ------------  ------------
                                                         1,732,351     1,813,830
                                                      ------------  ------------
Property, Plant and Equipment
  In service and under construction                      2,495,210     2,253,016
  Less accumulated depreciation                            972,876       833,675
                                                      ------------  ------------
                                                         1,522,334     1,419,341
                                                      ------------  ------------
Deferred Charges
  System development costs, net                            115,406       108,464
  Other, net                                                15,859        13,567
                                                      ------------  ------------
                                                           131,265       122,031
                                                      ------------  ------------
Total Assets                                          $  3,725,363  $  3,759,157
                                                      ============  ============

*    Certain December 31, 2001 amounts have been changed to conform to current period presentation.
6
                       UNITED STATES CELLULAR CORPORATION
                      CONSOLIDATED BALANCE SHEET HIGHLIGHTS
                        (Unaudited, dollars in thousands)

                      LIABILITIES AND SHAREHOLDERS' EQUITY

                                                      June 30,     December 31,
                                                        2002           2001
                                                    ------------   ------------
Current Liabilities
  Accounts payable
     Affiliates                                     $      2,274   $      4,018
     Other                                               175,471        192,742
  Customer deposits and deferred revenues                 67,879         58,000
  Accrued interest                                         8,361          7,857
  Accrued taxes                                           40,089          8,362
  Accrued compensation                                    18,465         22,185
  Revolving Credit Facility                               15,000        264,000
  Other current liabilities                               18,954         19,974
                                                    ------------   ------------
                                                         346,493        577,138
                                                    ------------   ------------
Long-term Debt
  6% zero coupon convertible debentures                  144,274        140,156
  7.25% unsecured notes                                  250,000        250,000
  Variable prepaid forward contract                      159,962             --
  Other                                                   13,000         13,000
                                                    ------------   ------------
                                                         567,236        403,156
                                                    ------------   ------------

Deferred Liabilities and Credits                         393,128        396,762
                                                    ------------   ------------

Minority Interest                                         48,167         46,432
                                                    ------------   ------------

Common Shareholders' Equity
  Common Shares, par value $1 per share                   55,046         55,046
  Series A Common Shares, par value $1 per share          33,006         33,006
  Additional paid-in capital                           1,307,313      1,307,584
  Treasury Shares                                       (118,999)      (122,010)
  Accumulated other comprehensive (loss) income           (1,859)       (78,997)
  Retained earnings                                    1,095,832      1,141,040
                                                    ------------   ------------
                                                       2,370,339      2,335,669
                                                    ------------   ------------
Total Liabilities and Shareholders' Equity          $  3,725,363   $  3,759,157
                                                    ============   ============

*    Certain December 31, 2001 amounts have been changed to conform to current period presentation.
7